Exhibit (g)(5)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

CITIBANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF May 2, 2011

Trust	Fund	Effective
Fidelity Advisor Series I	Fidelity Advisor Mid Cap II Fund	June 29, 2007
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund	January 1, 2007
Fidelity California Municipal Trust	Fidelity California Municipal Income Fund	January 1, 2007
Fidelity California Municipal Trust	Fidelity California Short-Intermediate Tax-Free Bond Fund	January 1, 2007
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund	January 1, 2007
Fidelity California Municipal Trust II	Fidelity California AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Capital Appreciation Fund	March 26, 2007
Fidelity Colchester Street Trust	Tax-Exempt Portfolio	January 1, 2007
Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund	January 1, 2007
Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity New Jersey AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Large Cap Growth Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Large Cap Value Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Mid Cap Growth Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Mid Cap Value Fund	January 1, 2007
Fidelity Financial Trust	Fidelity Convertible Securities Fund	January 1, 2007
Fidelity Fixed-Income Trust	Fidelity Tax-Free Bond Fund	June 29, 2007
Fidelity Fixed-Income Trust	Fidelity Strategic Dividend & Income Fund	June 29, 2007
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund	January 1, 2007
Fidelity Fixed-Income Trust	Fidelity Municipal Income 2015 Fund	May 16, 2011
Fidelity Fixed-Income Trust	Fidelity Municipal Income 2017 Fund	May 16, 2011
Fidelity Fixed-Income Trust	Fidelity Municipal Income 2019 Fund	May 16, 2011
Fidelity Fixed-Income Trust	Fidelity Municipal Income 2021 Fund	May 16, 2011
Fidelity Hastings Street Trust	Fidelity Fifty Fund	January 1, 2007
Fidelity Income Fund	Fidelity Total Bond Fund	January 1, 2007
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund	January 1, 2007
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Income Fund	January 1, 2007
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund	January 1, 2007
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund	March 25, 2011
Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Short-Intermediate Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund	January 1, 2007
Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund	January 1, 2007
Fidelity New York Municipal Trust II	Fidelity New York AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund	January 1, 2007
Fidelity Newbury Street Trust	Tax-Exempt Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Balanced Fund	March 26, 2007
Fidelity Puritan Trust	Fidelity Value Discovery Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund	January 1, 2007
Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Blue Chip Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Small Cap Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Small Cap Value Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Dividend Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund	March 30, 2007
Fidelity Securities Fund	Fidelity Real Estate Income Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity Focused High Income Fund	June 29, 2007
Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund	January 1, 2007
Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity AMT Tax-Free Money Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund	January 1, 2007

The addition of Fidelity Fixed-Income Trust:

1. Fidelity Municipal Income 2015 Fund effective 5/16/11.

2. Fidelity Municipal Income 2017 Fund effective 5/16/11.

3. Fidelity Municipal Income 2019 Fund effective 5/16/11.

4. Fidelity Municipal Income 2021 Fund effective 5/16/11.

Mergers:

Fidelity Court Street Trust: Fidelity Florida Municipal Income Fund merged into Fidelity Municipal Trust:Fidelity Municipal Income Fund

Fidelity Court Street Trust II: Fidelity Florida Municipal Money Market Fund merged into Fidelity Union Street Trust II: Fidelity Municipal Money Market Fund.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto, on Behalf of each of Their Respective Portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Citibank, N.A.

By: /s/Jeffrey Christian		By: /s/Marc Fryburg
Name: Jeffrey Christian		Name: Marc Fryburg
Title: Deputy Treasurer		Title: Director